                                                                      EXHIBIT 24

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of February, 2002.

                                       /s/ Peter J. Mihajlov
                                       -----------------------------------------
                                       Peter J. Mihajlov

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of February, 2002.

                                       /s/ Philip A. Roberts
                                       -----------------------------------------
                                       Philip A. Roberts

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 2002.

                                       /s/ John P. Whaley
                                       -----------------------------------------
                                       John P. Whaley

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of February, 2002.

                                       /s/ Paul Zepf
                                       -----------------------------------------
                                       Paul Zepf

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of March, 2002.

                                       /s/ Joseph P. Micatrotto
                                       -----------------------------------------
                                       Joseph P. Micatrotto

                                   BUCA, INC.

                    POWER OF ATTORNEY OF DIRECTOR OR OFFICER
                    ----------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director or officer of the Company to the Registration Statement or Registration Statements on Form S-8 relating to the BUCA Key Employee Share Option Plan, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of February, 2002.

                                       /s/ Greg A. Gadel
                                       -----------------------------------------
                                       Greg A. Gadel